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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 28, 1996



                      MEDICAL TECHNOLOGY SYSTEMS, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         Delaware                      0-16594                    59-2740462
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


            12920 Automobile Boulevard, Clearwater, Florida 34622
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           (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:       (813) 576-6311
                                                    ----------------------------

                                     N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On October 23, 1996, the Board of Directors of the Registrant approved the engagement of Grant Thornton LLP ("Grant Thornton") as its independent auditors for the fiscal year ended March 31, 1997 to replace Pender, Newkirk & Company ("Pender Newkirk") who were dismissed as auditors of the Registrant effective October 23, 1996.

     In connection with the audits of the Registrant's consolidated financial statements of the fiscal years ended March 31, 1995 and 1996, and in the subsequent interim period, there did not exist any disagreements between the Registrant and Pender Newkirk on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Pender Newkirk, would have caused Pender Newkirk to have referred to the subject matter of disagreement in its report.

     On June 20, 1996, Pender Newkirk issued its Independent Auditors' Report relating to the Company's consolidated financial statements for the fiscal year ended March 31, 1996. This report contained a paragraph indicating that certain conditions raised substantial doubt as to the Company's ability to continue as a going concern and that the Company's consolidated financial statements had been prepared assuming that the Company would continue as a going concern.

     Prior to the engagement of Grant Thornton, no member of that firm was consulted by the Registrant (i) for the purpose of obtaining a written report or oral advice with regard to the application of accounting principles to a specified transaction of the Registrant, either completed or proposed, (ii) regarding an inquiry as to the type of audit opinion that may be rendered on the Registrant's financial statements or (iii) regarding any matter that was the subject of a disagreement with Pender Newkirk or which constituted a reportable event pursuant to Item 304(a)(1)(v) of Regulation 8-K.

     By letters dated October 25, 1996, copies of this Report on Form 8-K were delivered to Pender Newkirk and to Grant Thornton for their comment. Pender Newkirk's response is attached hereto as Exhibit 16(a) to this Report.

     (b)  The following are exhibits to this Report and are filed herewith:

          Exhibit 16(a) Letter dated October 25, 1996, from Pender, Newkirk & Company addressed to the Securities and Exchange Commission stating its agreement with the contents of this Current Report, dated October 25, 1996.





                                                               Page 2 of 3 Pages
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MEDICAL TECHNOLOGY SYSTEMS, INC.
                                        (Registrant)


                                        By:  /s/ MICHAEL P. CONROY
                                           -------------------------------
                                                 Michael P. Conroy,
                                                 Chief Financial Officer


                            Date:  October 28, 1996





                                                               Page 3 of 3 Pages
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                                 EXHIBIT INDEX

                        MEDICAL TECHNOLOGY SYSTEMS, INC.

                           Current Report on Form 8-K
                             Dated October 28, 1996


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

  EXHIBIT NO.                              DESCRIPTION


    16(a)                       Letter dated October 25, 1996, from
                                Pender, Newkirk & Company addressed to the
                                Securities and Exchange Commission stating its agreement with the contents of this Current Report on Form 8-K.

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